UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VASO CORPORATION
(Name of Registrant as Specified in its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VASO CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held On December 17, 2025

To our Stockholders:

An annual meeting of the stockholders of Vaso Corporation (the “Company”) will be held at the Lever House, 390 Park Avenue, New York, NY 10022 on Wednesday, December 17, 2025, beginning at 10:00 A.M. EST. At the annual meeting, you will be asked to vote on the following matters:

1.     Election of three Class II directors, to serve for a three-year term and until their successors are elected and qualify;

2.     A non-binding “Say on Pay” proposal to approve the compensation of the Company’s named executive officers;

3.     A non-binding “Say When on Pay” proposal for stockholders to recommend to the Board of Directors the frequency at which the Company should hold a non-binding Say on Pay vote; and

4.     Any other matters that properly come before the meeting.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

You may vote your shares of common stock at the annual meeting if you owned the shares at the close of business on October 31, 2025, the record date for the annual meeting. Your vote at the annual meeting is very important to us. Please vote your shares of common stock now by one of the following methods if you are a registered holder: (1) electronically, using the Internet at www.proxyvote.com; (2) by phone, using the phone number 1-800-690-6903; or (3) by mail, as described below. You will need the control number appearing on your proxy card to vote by either of the first two methods. You may also vote by completing the enclosed proxy and returning it to us in the enclosed prepaid envelope. If you hold your shares through an intermediary, such as a broker, please follow the voting instructions you received from that intermediary. Even if you submit a proxy, you may still attend and vote at the annual meeting. The proxy statement and enclosed proxy card were first mailed to shareholders on or about November 5, 2025. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO PROVIDE YOUR PROXY BY ONE OF THE METHODS DESCRIBED ABOVE.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on December 17, 2025: The Proxy Statement, the proxy card and our 2024 Annual Report on Form 10-K are available for viewing and printing at www.proxyvote.com for registered holders and for beneficial owners.

By Order of the Board of Directors,
Jonathan Newton, Secretary

Dated:	November 5, 2025
Plainview, New York

VASO CORPORATION
137 Commercial Street
Suite 200
Plainview, NY 11803

_______________________

PROXY STATEMENT

_______________________

ANNUAL MEETING OF STOCKHOLDERS
December 17, 2025

This proxy statement is being furnished to the holders of common stock, par value $.001, per share (the “common stock”) of Vaso Corporation (the “Company”) in connection with the solicitation by and on behalf of its board of directors (the “Board”) of proxies for use at the 2025 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held on December 17, 2025, at the Lever House, 390 Park Avenue, New York, NY 10022 at 10:00 A.M. EST. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. This notice and proxy statement is first being mailed to stockholders on or about November 5, 2025.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•        election of three Class II directors;

•        a non-binding Say on Pay proposal;

•        a non-binding Say When on Pay proposal; and

•        any other matters that properly come before the meeting.

Who is entitled to attend and to vote at the meeting?

You may vote if you were a stockholder of record as of the close of business on October 31, 2025.

If you hold your shares through an intermediary, such as a bank or broker, you cannot attend the Annual Meeting unless you register in advance. To register, you must obtain a legal proxy from the intermediary and submit the legal proxy, along with your name and email address, to Broadridge. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 12, 2025. You will receive a confirmation of your registration by email after we receive your registration request. Requests for registration should be directed to us as follows:

By email: Forward an email from your broker, or send a legible image of your legal proxy, to shareholder@broadridge.com.

By mail:            Broadridge

Attn: Legal Proxy Department
51 Mercedes Way
Edgewood, NY 11717

Registered shareholders (i.e. shareholders who hold their shares directly), do not need to register to attend the Annual Meeting. Please follow the instructions on the Annual Meeting notice or proxy card that you received.

The rules that will govern the conduct of the Annual Meeting are attached to this document at Exhibit A.

How do I vote?

You can vote in four ways:

•        by attending the meeting in person;

•        by completing, signing and returning the enclosed proxy card;

•        by the internet at www.proxyvote.com, or;

•        by phone at 1-800-690-6903.

Voting by Proxy

For stockholders whose shares are registered in their own names, as an alternative to voting in person at the Annual Meeting, you may vote by proxy via the Internet, by telephone or, for those stockholders who receive a paper proxy card in the mail, by mailing a completed proxy card. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card; alternatively, such stockholders who receive a paper proxy card may vote by mail by signing and returning the mailed proxy card in the prepaid and addressed envelope that is enclosed with the proxy materials. In each case, your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may also submit your voting instructions over the Internet or by telephone by following the instructions provided by your record holder. If you received printed copies of the proxy materials, you can submit voting instructions by telephone or mail by following the instructions provided by your record holder on the enclosed voting instructions card. Those who elect to vote by mail should complete and return the voting instructions card in the prepaid and addressed envelope provided.

Voting at the Meeting

If your shares are registered in your own name, you have the right to vote in person at the Annual Meeting by using the ballot provided at the Annual Meeting, or if you requested and received printed copies of the proxy materials by mail, you can complete, sign and date the proxy card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy or voting instructions in advance of the meeting will not affect your right to vote in person should you decide to attend the Annual Meeting.

Can I change my mind after I vote?

If you grant a proxy, whether online, by telephone or by returning your proxy card by mail, you may revoke your proxy at any time until it is voted by:

•        delivering a written notice of revocation or submitting a later-dated proxy through any permitted means so long as such notice or later dated proxy is received prior to the vote. If submitted by mail, such notice or later dated proxy should be sent to Jonathan Newton, Secretary, Vaso Corporation, 137 Commercial Street, Suite 200, Plainview, New York 11803; or

•        voting again at the Annual Meeting.

Your last vote is the vote that will be counted. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon. If you hold your shares through an intermediary, such as a broker, please follow the voting instructions you received from that intermediary to understand how and when you can change your vote.

What if I return my proxy card but do not include voting instructions?

In the absence of instructions, all proxies will be voted FOR the election of the three nominees for director identified in this Proxy Statement, FOR the approval of the Say on Pay proposal and FOR three years as the recommended frequency for the Say When on Pay proposal. Although the Board of Directors knows of no other business to be presented, if any other matters are properly brought before the meeting outside the deadline for inclusion in this proxy statement, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of the Company as permitted by applicable law.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equiniti (800) 468-9716.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Under current rules of the New York Stock Exchange to which its member brokers are subject, brokerage firms holding shares of common stock in “street name” may vote, in their discretion, on behalf of their clients if such clients have not furnished voting instructions with respect to ratification of the selection of the Company’s independent registered public accounting firm, but not with respect to the election of directors or any of the other proposals. Such voted shares are counted for the purpose of establishing a quorum. A broker non-vote occurs when a broker cannot exercise discretionary voting power and has not received instructions from the beneficial owner.

How many votes must be present to hold the meeting?

The Company’s Certificate of Incorporation provides that one-third of all shares entitled to vote at the Annual Meeting constitutes a quorum for the conduct of business at a meeting of the stockholders. You are entitled to vote at the Annual Meeting if you were a stockholder as of the close of business on October 31, 2025, which is the record date for the Annual Meeting. Shares that are voted in person at the Annual Meeting or for which a valid proxy is submitted that casts a vote on at least one item to be voted on at the Annual Meeting will be counted as being present for purposes of determining a quorum. On October 31, 2025, there were 175,953,035 shares of common stock outstanding and entitled to vote as a single class.

What vote is required to approve each item?

Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes — up to the number of seats for which directors are being elected — will be elected. Approval of the advisory Say on Pay proposal requires the affirmative vote of a majority of the votes cast with respect to that matter. With respect to the advisory Say When on Pay proposal, the frequency receiving the highest number of votes (every 1, 2 or 3 years) will be deemed the recommendation of the shareholders.

Abstentions and broker non-votes will have no impact on the outcome of the election of directors or on the outcome of the Say When on Pay proposal. Abstentions and broker non-votes are not considered to be votes that have been “cast” under Delaware law. Therefore an abstention will have no effect on the outcome of any of the remaining proposals.

Our officers and directors directly or beneficially own 43.85% of our voting power and intend to vote FOR the election of the three nominees for director identified in this Proxy Statement, FOR the approval of the Say on Pay proposal and FOR three years as the recommended frequency for the Say When on Pay proposal.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of shares of our common stock as of October 31, 2025 of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the SEC, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

The percentage of beneficial ownership for the table is based on 175,953,035 shares of our common stock outstanding as of October 31, 2025. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Vaso Corporation, 137 Commercial Street, Suite 200, Plainview, New York 11803.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	% of Common Stock(2)
Joshua Markowitz**(3)	56,088,318	31.88%
Jun Ma, PhD**	10,498,146	5.97%
Peter Castle**	3,125,000	1.78%
Edgar Rios**	1,625,000	*
Jane Moen**	1,605,087	*
David Lieberman**	1,599,200	*
Jonathan Newton**	1,275,000	*
Behnam Movaseghi**	1,189,404	*
Leon Dembo**	150,000	*
Directors and executive officers as a group (9 persons)**	77,155,155	43.85%

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*        Less than 1% of the Company’s common stock

(1)      No officer or director owns more than one percent of the issued and outstanding common stock of the Company unless otherwise indicated.

(2)      Applicable percentages are based on 175,953,035 shares of common stock outstanding as of October 31, 2025, adjusted as required by rules promulgated by the SEC.

(3)      Joshua Markowitz is the record holder of 350,000 shares of our common stock. Additionally, 55,738,318 shares are controlled by trust funds of which Mr. Markowitz is the sole trustee.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board consisting of not less than three nor more than nine directors. Currently, the Board has 7 directors who are separated into three classes: Class I, whose term will expire in 2027, currently consisting of Mr. Markowitz and Mr. Rios; Class II, whose term expires at the 2025 annual meeting, currently consisting of Mr. Movaseghi, Ms. Moen and Mr. Dembo; and Class III, whose term will expire in 2028, currently consisting of Dr. Ma and Mr. Lieberman. The directors each intend to serve on the Board until his or her successor is duly elected and qualified. The Board has nominated Mr. Movaseghi, Ms. Moen and Mr. Dembo for election as Class II directors to serve until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified.

The process for identifying and evaluating any individual nominated for board membership, including those nominated by a shareholder, is described in the “Nominating Committee” section below. Specific information on the experience, qualifications, attributes and skills of the Company’s nominees and continuing directors is described in the summary biographies below.

The Company follows the NASDAQ listing standards for determining the independence of directors and committee members. The Board of Directors determined that four of the current seven (7) directors are independent, as defined in the applicable NASDAQ listing standards. Specifically, the Board of Directors found that Directors Joshua Markowitz, Edgar Rios, Behnam Movaseghi, and Leon Dembo are independent under the NASDAQ listing standards and that each of these directors is free of any relationships that would interfere with his or her individual exercise of independent judgment. In addition, the members of the Company’s Audit Committee and Compensation Committee of the Board of Directors meet the more stringent requirements for independence under the NASDAQ listing standards and the rules and regulations of the Securities and Exchange Commission (“SEC”) for service on these committees. The Board of Directors considered the relationships and other arrangements, if any, of each director with the Company when independence was reviewed. In determining the directors’ independence, the Board of Directors considered any services provided to the Company, their respective family members and businesses with whom they are associated, as well as any contributions made to non-profit organizations with which the directors are associated.

The discussion forth below provides each continuing director’s or nominee’s background, experience, qualifications, attributes and skills that led the Nominating Committee to conclude that these persons should serve as directors.

Assuming a quorum is present, the three nominees receiving the most votes will be elected to the three available Class II director seats. Consequently, any shares not voted at the meeting, whether by abstention or otherwise, will have no effect on the election of directors. Shares represented by proxies will be voted, unless otherwise indicated, for the election as directors of the three nominee(s) identified above unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

PROPOSAL TWO

NON-BINDING SAY ON PAY PROPOSAL TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Pursuant to Section 14a of the Securities Exchange Act (15 U.S.C. 78 n-1), the Company is providing its shareholders with the opportunity to vote on an advisory (non-binding) resolution at this year’s Annual Meeting to approve the Company’s executive compensation as described in this proxy statement, the tabular disclosures of the Named Executive Officers’ compensation (“Compensation Tables”), and other related information in this proxy statement. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to approve or not approve the Company’s executive pay program. Because the shareholder vote is not binding, the outcome of the vote may not be construed as overruling any decision by the Company’s Board of Directors or Compensation Committee regarding executive compensation.

The Company’s executive compensation philosophy and program are intended to achieve three objectives: align interests of the Named Executive Officers with shareholder interests; link the Named Executive Officers’ pay to performance; and attract, motivate and retain executive talent. the Company’s executive compensation program currently includes a mix of base salary, incentive bonus, equity-based compensation, retirement plan, health plans and other benefits. The Company believes that its compensation program, policies and procedures are reasonable and appropriate and compare favorably with the compensation programs, policies and procedures of its peers.

The Board recommends that shareholders, in a non-binding proposal, vote “FOR” the following resolution:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of SEC Regulation S-K, the Compensation Tables and any related material contained in the Proxy Statement, is hereby APPROVED.”

Approval of the non-binding resolution regarding the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes do not count as votes cast and therefore will not affect the determination as to whether the proposal is approved.

Because your vote is advisory, it will not be binding upon the Company. However, the Company’s Compensation Committee and Board will take into account the outcome of the vote when considering future executive compensation arrangements, but no determination has been made as to what action the Compensation Committee or Board might take if shareholders do not approve this advisory proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

PROPOSAL THREE

NON-BINDING SAY WHEN ON PAY PROPOSAL FOR SHAREHOLDERS TO RECOMMEND THE FREQUENCY OF FUTURE SAY ON PAY VOTES

The Dodd-Frank Act enables our shareholders to recommend, in a non-binding vote, how frequently the Company should hold a Say on Pay vote to seek the non-binding approval of shareholders of the compensation of our Named Executive Officers, such as Proposal Two included in this proxy statement. By voting on this Proposal Three, commonly known as a “Say When on Pay” proposal, shareholders may indicate whether they would prefer the Company to hold an advisory Say On Pay vote to consider Named Executive Officer compensation every one, two or three years, or they may abstain from voting on this matter. Regardless of the outcome of this Proposal Three, stockholders will be provided with another Say When on Pay vote at the annual meeting of stockholders in 2031.

Our executive compensation program is designed to recruit, motivate and retain qualified officers and employees, and to be consistent with our philosophy that executive compensation should reflect the Company’s overall long-term performance and the contribution of its Named Executive Officers to that performance. The Company believes that holding a Say on Pay vote every three years aligns with long-term strategic goals and performance cycles and provides shareholders and the Board with a broader perspective on the effectiveness of executive compensation over the longer term, rather than focusing on short-term results. In addition, a Say on Pay vote every three years provides the Board with sufficient time to understand and respond to stockholder feedback from a previous Say on Pay vote before the next Say on Pay vote. Accordingly, the following resolution is submitted for shareholder vote at the 2025 Annual Meeting:

“RESOLVED, that the option (every year, two years, or three years) that receives the highest number of votes cast will be determined to be the recommended frequency with which the Company should hold an advisory vote by shareholders to approve the compensation of the Company’s Named Executive Officers.”

The option (one, two or three years) that receives the highest number of votes cast by stockholders at the Annual Meeting will be the recommended frequency of the stockholders for how often the Company should provide a Say on Pay advisory vote on executive compensation. Abstentions and broker non-votes will not be counted as votes cast for any of the frequency options and, therefore, will not affect the outcome of voting on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted “FOR” a three-year frequency.

Because your vote is non-binding and advisory, it will not be binding upon the Company. However, the Company’s Compensation Committee and Board will take into account the outcome of the vote when considering the frequency at which the Company determines to hold an advisory vote of shareholders to approve the compensation of its Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THREE YEARS AS THE FREQUENCY AT WHICH THE COMPANY SHOULD CONDUCT A NON-BINDING SAY ON PAY VOTE.

BOARD OF DIRECTORS

Information About Directors

As of October 31, 2025, the members of our Board of Directors are:

Name of Director	Age	Position	Director Since
Joshua Markowitz(2)	69	Chairman of the Board and Director	June, 2015
Edgar Rios(1)	73	Vice Chairman of the Board and Director	February, 2011
Jun Ma	62	President, Chief Executive Officer and Director	June, 2007
Jane Moen	45	President of Vasohealthcare, Chief Operating Officer and Director	March, 2020
Leon Dembo	70	Director	April, 2023
David Lieberman	80	Director	February, 2011
Behnam Movaseghi(1) (2)	72	Director	July, 2007

____________

(1)      Member of the Audit Committee

(2)      Member of Compensation Committee

The following is a brief account of the business experience for at least the past five years of our directors:

Joshua Markowitz has been a director since June 2015 and was appointed Chairman of the Board of the Company in August 2016. Mr. Markowitz has been a practicing attorney in the State of New Jersey for more than 30 years. He is currently a senior partner in the New Jersey law firm of Markowitz O’Donnell, LLP and also President of Kerns Manufacturing Corporation.

David Lieberman has been a director of the Company, since February 2011. He was Vice Chairman of the Board from February 2011 until January 2025. Mr. Lieberman has been a practicing attorney in the State of New York for more than 40 years, specializing in corporation and securities law. He is currently of counsel at the law firm of Ortoli Rosenstadt LLP, which performs certain legal services for the Company and its subsidiaries. Mr. Lieberman is a former Chairman of the Board of Herley Industries, Inc., which was sold in March 2011.

Jun Ma, PhD, has been a director since June 2007 and was appointed President and Chief Executive Officer of the Company on October 16, 2008. Dr. Ma has held various positions in academia and business, and prior to becoming President and CEO of the Company, had provided technology and business consulting services to several domestic and international companies in aerospace, automotive, biomedical, medical device, and other industries, including Kerns Manufacturing Corp. and Living Data Technology Corp., both of which are stockholders of our Company. Dr. Ma received his PhD degree in mechanical engineering from Columbia University, MS degree in biomedical engineering from Shanghai University, and BS degree in precision machinery and instrumentation from University of Science and Technology of China.

Behnam Movaseghi, CPA, has been a director since July 2007. Mr. Movaseghi has been treasurer and secretary of Kerns Manufacturing Corporation since 2000, and controller from 1990 to 2000. For approximately ten years prior thereto, Mr. Movaseghi was a tax and financial consultant. Mr. Movaseghi is a Certified Public Accountant.

Edgar G. Rios has been a director of the Company since February 2011 and Vice Chairman of the Board since January 2025. Mr. Rios was most recently the co-founder, CEO and Managing Member of SHD Oil & Gas LLC, an oil and gas exploration and development firm operating on the reservation of the Three Affiliate Tribes in North Dakota. Previously, Mr. Rios was a co-founder, Executive Vice President, General Counsel and Director of AmeriChoice Corporation from its inception in 1989 through its acquisition by United Healthcare in 2002 and continued as a senior executive with United Healthcare through 2007. Prior to co-founding AmeriChoice, Mr. Rios was a senior executive with a number of businesses that provided technology services and non-technology products to government purchasers. Over the years, Mr. Rios also has been an investor, providing seed capital to various technology and nontechnology start-ups. Mr. Rios serves on the Board of Advisors of Columbia Law School as well as on the Board of Trustees of Meharry Medical School and the Brookings Institution in Washington; and as a director of the An-Bryce Foundation and Los Padres Foundation in Virginia. Mr. Rios holds a J.D. from Columbia University Law School and an A.B. from Princeton University.

Jane Moen has been a director since March 2020 and an executive officer of the Company since November 2022. Ms. Moen has been President of the Company’s wholly-owned subsidiary Vaso Diagnostics, Inc. d/b/a VasoHealthcare since June 2018 following a remarkable career track record at VasoHealthcare, starting as an Account Manager at the inception of VasoHealthcare in April 2010 and being promoted to Regional Manager in January 2012, Director of Product Business Lines in July 2012 and Vice President of Sales in April 2016. Jane Moen has been in the medical sales industry for over 17 years, having had prior experience with Ledford Medical Sales, Vital Signs, Inc., Pfizer Inc. and Ecolab, Inc.

Leon Dembo has been a director since April 2023. Mr. Dembo has been in the private practice of law for the last 43 years and has been the managing partner of Dembo, Brown & Burns LLP (and its predecessor firm, Dembo & Saldutti LLP) since 1991. Mr. Dembo’s legal practice is focused on real estate, lending, creditors rights and commercial litigation.

Director Independence

We have adopted the NASDAQ Stock Market’s standards for determining the independence of directors. The Board of Directors has assessed the independence of each non-employee director under the independence standards of the NASDAQ Stock Market and has affirmatively determined that a majority of our directors are independent under the independence standards generally applicable to directors. In addition, each member of the Audit Committee and Compensation Committee have also been determined to be independent under the independence standards applicable to service on those committees. The Company does not have a standing nominating committee. The entire Board of Directors serves as the Company’s nominating committee. The following members of the Board are not independent under the standards applicable to service on the nominating committee: Jun Ma, Jane Moen and David Lieberman.

Directors’ Compensation

Each of the non-employee directors receives an annual fee of $50,000 as well as a fee of $2,500 for each Board of Directors and Board committee meeting attended, except for the Chairman who receives a flat fee of $180,000 per annum. Committee chairs receive an additional annual fee of $5,000. 150,000 shares of restricted common stock, vesting immediately, were granted to Leon Dembo for joining the Board of Directors.

The table below summarizes compensation paid in the year ended December 31, 2024 by the Company to its then directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(2) ($)	Total ($)
Leon Dembo	70,000	19,500	—	—	—	6,500	96,000
David Lieberman	70,000	—	—	—	—	25,624	95,624
Joshua Markowitz	180,000	—	—	—	—	—	180,000
Behnam Movaseghi	85,000	—	—	—	—	—	85,000
Edgar Rios	85,000	—	—	—	—	—	85,000

____________

(1)      Represents grant date fair value of restricted stock award.

(2)      Represents tax gross-up for Mr. Dembo and health benefit premiums for Mr. Lieberman.

Board Meetings and Attendance

During the year ended December 31, 2024 there were:

•        8 meetings of the Board of Directors

•        4 meetings of the Audit Committee

•        2 meetings of the Compensation Committee

We expect each director to attend every meeting of the Board and the committees on which the director serves and to attend the annual meeting if they can. In the year ended December 31, 2024, all directors attended at least 75% of the meetings of the Board and the committees on which they served.

Audit Committee and Audit Committee Financial Expert

The Board has a standing Audit Committee. The Board has determined that each director who serves on the Audit Committee is independent, as the term is defined by applicable SEC rules. During the year ended December 31, 2024, the Audit Committee consisted of Edgar Rios, committee chair, and Behnam Movaseghi. The members of the Audit Committee have substantial experience in assessing the performance of companies, gained as members of the Company’s Board of Directors and Audit Committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. The Board believes that Behnam Movaseghi, who is a certified public accountant, fulfills the role of the financial expert on this committee. The Audit Committee met 4 times in 2024.

The Audit Committee regularly meets with our independent registered public accounting firm without the presence of management.

The Audit Committee operates under a charter approved by the Board of Directors. The Audit Committee charter is available on our website, www.vasocorporation.com under the Investor Relations tab.

Compensation Committee

Our Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the compensation that will be paid to our executive officers during the coming year, as well as administers our stock-based benefit plans. During the year ended December 31, 2024, the Compensation Committee consisted of Joshua Markowitz, committee chair, and Behnam Movaseghi. None of these persons have been officers or employees of the Company at the time of their position on the committee, or, except as otherwise disclosed, had any relationship requiring disclosure herein. The Compensation Committee met 2 times in 2024.

The Compensation Committee operates under a charter approved by the Board of Directors. The Compensation Committee charter is available on our website, www.vasocorporation.com under the Investor Relations tab.

Nominating Committee

The Company does not maintain a standing nominating committee. Instead the full board acts as the Company’s nominating committee. There are multiple corporate committees that might ideally be made up of only independent directors. However, given that the Company has a small board and only 4 of its directors are independent, it is logistically difficult to have multiple committees made up of only independent directors. Vaso believes the time and resources of its independent directors is best allocated to its audit committee and its compensation committee. As a result, the Company has determined that it is most appropriate to utilize the full board of directors to act as its nominating committee. Because the full board is made up of a majority of independent directors, the Company believes those independent directors have sufficient influence to result in a robust nomination discussion and process.

The Board relies on current Board members, management and other appropriate sources to identify potential nominees for the board of directors. The Board conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board, and the full board selects and recommends nominees for approval by the shareholders. In nominating candidates, the Board focuses on a candidate’s character, judgement, business experience, expertise and business acumen as demonstrated through such factors as it deems appropriate, including personal qualities and characteristics, experience, accomplishments and reputation in the business community. The Company does not have a separate written policy on how diversity is to be considered in the director nominating process, however diversity in viewpoints, backgrounds and experience are informally considered, as well as ability and willingness to commit adequate time to Board and committee matters. The Board assesses the fit of potential candidates’ skills and personality with those of other directors and potential directors in creating a Board that is effective and responsive to its duties and responsibilities and that has the right composition to perform its oversight functions effectively.

The Company’s Certificate of Incorporation establish the process by which stockholders of the Company may nominate persons to be elected to the Board. The Articles require that nominations be made in writing and delivered to the Secretary of the Company by first class mail at least 14 days but no more than 50 days before the date of any stockholders meeting called for the purpose of electing directors. The notice must include basic information about the proposed nominee as stated in the charter. The Board will use the same process and criteria to evaluate both Board nominees and shareholder nominees for director.

Stockholder Communications

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson at 137 Commercial St., Suite 200, Plainview, New York 11803. Each communication will be forwarded, depending on the subject matter, to the applicable board, the appropriate committee chairperson or all non-management directors.

Code of Ethics and Insider Trading Policy

We adopted a code of conduct and ethics applicable to the Company’s directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. The code contains our insider trading policy that requires insiders to: (i) refrain from purchasing the Company’s securities during certain blackout periods when they are in possession of any material non-public information and (ii) clear all trades of company securities with a compliance officer prior to execution. We do not have any practices or policies regarding the ability of employees or directors to engage in hedging transactions applicable to company securities.

MANAGEMENT

Information About Executive Officers

As of October 31, 2025, our executive officers are:

Name of Officer	Age	Position held with the Company
Jun Ma, PhD	62	President, Chief Executive Officer
Jane Moen	45	President of VasoHealthcare, Chief Operating Officer
Peter C. Castle	57	President of VasoTechnology
Jonathan P. Newton	64	Chief Financial Officer, Treasurer and Secretary

The backgrounds of Mr. Ma and Ms. Moen can be found above under the heading “Board of Directors”.

Peter C. Castle was a director from August 2010 to December 2019 and served as Chief Operating Officer of the Company after the NetWolves acquisition from June 2015 until January 2025. Prior to the acquisition, Mr. Castle was the President and Chief Executive Officer of NetWolves Network Services, LLC, where he has been employed since 1998. At NetWolves, Mr. Castle also held the position of Chief Financial Officer from 2001 until October 2009, Vice President of Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary from August 1999.

Jonathan P. Newton served as Chief Financial Officer of the Company from September 1, 2010, to September 8, 2011, and is currently Chief Financial Officer, Treasurer and Secretary. From June 2006 to August 2010, Mr. Newton was Director of Budgets and Financial Analysis for Curtiss-Wright Flow Control. Prior to his position at Curtiss-Wright Flow Control, Mr. Newton was Vasomedical’s Director of Budgets and Analysis from August 2001 to June 2006. Prior positions included Controller of North American Telecommunications Corp., Accounting Manager for Luitpold Pharmaceuticals, positions of increasing responsibility within the internal audit function of the Northrop Grumman Corporation and approximately three- and one-half years as an accountant for Deloitte Haskins & Sells, during which time Mr. Newton became a Certified Public Accountant. Mr. Newton holds a B.S. in Accounting from SUNY at Albany, and a B.S. in Mechanical Engineering from Hofstra University.

Executive Compensation

The following table sets forth the compensation of our Chief Executive Officer and our two other most highly compensated executive officers, other than the CEO, who were serving as executive officers as of December 31, 2024 (collectively, the “Named Executive Officers”, or “NEOs”) for the years ended December 31, 2024 and 2023.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)(2)(3)	Total ($)
Jun Ma, PhD	2024	500,000	200,000					56,635	756,635
Chief Executive Officer	2023	500,000	230,000					191,610	921,610
Jane Moen	2024	350,000	300,000					61,379	711,379
President of Vasohealthcare, Chief Operating Officer	2023	350,000	330,000					49,438	729,438
Peter C. Castle	2024	350,000	—					12,000	362,000
President of VasoTechnology	2023	350,000	80,000					12,000	442,000

____________

(1)      Jun Ma received $48,000 in lodging and car allowance, $6,100 in 401(k) matching contributions, and $2,535 in Company-paid life insurance in 2024; and $137,218 in tax gross-up on vested stock, $48,000 in lodging and car allowance, $3,857 in 401(k) matching contributions, and $2,535 in Company-paid life insurance in 2023.

(2)      Jane Moen received $50,726 in tax gross-up on vested stock, $6,053 in Company-provided vehicle benefit, and $4,600 in 401(k) matching contributions in 2024; and $38,502 in tax gross-up on vested stock, $8,686 in Company-provided vehicle benefit, and $2,250 in 401(k) matching contributions in 2023.

(3)      Peter Castle received $12,000 in car allowance in 2024 and 2023, respectively.

Employment Agreements

On May 10, 2019, the Company modified its Employment Agreement with its President and Chief Executive Officer, Dr. Jun Ma, to provide for a five-year term with extensions, unless earlier terminated by the Company, but in no event can it extend beyond May 31, 2026. The Employment Agreement provides for annual compensation of $500,000. Dr. Ma shall be eligible to receive a bonus for each fiscal year during the employment term. The amount and the occasion for payment of such bonus, if any, shall be at the discretion of the Board of Directors. Dr. Ma shall also be eligible for an award under any long-term incentive compensation plan and grants of options and awards of shares of the Company’s stock, as determined at the Board of Directors’ discretion. The Employment Agreement further provides for reimbursement of certain expenses and for severance payments in the event of the termination of his employment in the following circumstances: (i) if his employment is terminated by the Company without “Cause” or by Dr. Ma for “Good Reason”, he is entitled to receive continued salary for 24 months and a bonus payment in the amount he would have otherwise received had employment not terminated; provided that if the remaining term of the agreement is less than 24 months, the duration of the continued salary shall instead be the greater of 12 months or the remaining term of the agreement. In addition, any unvested options or shares will immediately vest; (ii) If his employment is terminated due to death or disability, his beneficiary will receive 12 months of his salary; and (iii) if a “Change in Control” occurs, and his employment is terminated within 2 years thereafter by the Company without cause or by Dr. Ma for good reason, he is entitled to receive a lump sum payment equal to 2.5 times the sum of (a) his salary plus (b) the average of the annual bonuses paid to Dr. Ma in the three-year period immediately prior to termination.

Under Section 280G of the Internal Revenue Code, if a severance payment made in connection with a change of control to a “disqualified individual”, which includes Dr. Ma, exceeds 3 times that person’s average annualized compensation for the five preceding tax years (“parachute payment”) the paying corporation is denied any deduction for employee compensation on any excess parachute payments, and the recipient is subject to a nondeductible 20% excise tax on such excess parachute payment (in addition to income taxes). To provide a means to avoid this disadvantageous tax treatment the employment agreements contain a “cut back” provision that applies if the severance payment would exceed the 280G limits; in that event, the Company will compute the after-tax net amount the employee would receive after paying all taxes (including the excise tax) on the severance payment provided for by the Employment Agreement (the “Original Severance Amount”). If the Original Severance Amount is less than or equal to the net amount the employee would receive if the severance payment was reduced to the highest amount at which no excise tax would be imposed, then the employee will receive the reduced amount so that the excise tax is avoided.

On December 31, 2022, the Company executed an Employment Agreement with the President of its VasoHealthcare subsidiary, Ms. Jane Moen, to provide for a twenty-seven month initial term with extensions, unless earlier terminated by the Company, but in no event can it extend beyond December 31, 2026. The Employment Agreement provides for annual base compensation of $350,000. Ms. Moen shall be eligible to receive bonuses for each fiscal year during the employment term. The amount and the occasion for payment of such bonuses, if any, shall be based on employment status and achieving certain operating targets. Ms. Moen shall also be eligible for an award under any long-term incentive compensation plan and grants of options and awards of shares of the Company’s stock, as determined at the Board of Directors’ discretion. The Employment Agreement further provides for reimbursement of certain expenses and for severance payments in the event of the termination of her employment in the following circumstances: (i) if her employment is terminated by the Company without “Cause” or by Ms. Moen for “Good Reason”, she is entitled to $20,000 per month for 24 months and a pro-rated bonus payment in the amount she would have otherwise received had employment not terminated. In addition, any unvested options or shares will immediately vest; (ii) if her employment is terminated due to death or disability, her beneficiary will receive 6 months of her salary.

For purposes of the Employment Agreements, “Cause” means the employee’s conviction of or pleading guilty or no contest to, a felony or crime of moral turpitude, willful refusal to perform his or her duties that results in material economic harm to the Company or breach of the confidentiality and non-solicitation/non-compete clauses of his or her Employment Agreement; and “Good Reason” means, in each case without the employee’s consent, a reduction in salary, a failure to pay when due salary, bonus or vested stock, or the failure of a successor to assume in writing the obligations of the Employment Agreements. In addition, under the Employment Agreements, a change of control occurs when one of the following events takes place: (i) any person or group acting in concert acquires more than 50%

of the total fair market value or voting power of the Company’s stock, excluding any acquisition of stock from the company, an affiliate, an employee benefit plan or broad-based employee benefit plan sponsored by the Company; a majority of the members of the Board is replaced during any 30 month period (excluding directors whose nomination was endorsed by a majority of the members of the Board, other than any new director who became a director as a result of a contested election; a merger, consolidation, reorganization or similar transaction unless the owners of the Company’s securities immediately prior to the transaction continue to own 70% of the post-transaction entity in substantially the same proportions or in a transaction in which no person acquires more than 30% of the voting power of the Company’s outstanding securities; or a complete liquidation, dissolution, sale or other disposition of substantially all of the assets of the Company except to a subsidiary or an affiliate.

Equity Compensation Plan Information

The Company currently maintains the Vasomedical 2016 Stock Plan (the “2016 Plan”), which will expire in 2026, and the Vaso Corporation 2019 Stock Plan (the “2019 Plan”). The Company may issue stock grants under the 2016 Plan and the 2019 Plan at the discretion of our Board of Directors or its Compensation Committee. The value of stock issued under these plans is not less than the fair market value on the date of the grant. The participants in these plans are officers, directors, employees, and consultants of the Company and its subsidiaries and affiliates.

The following information is provided about our current stock plans not approved by stockholders:

2016 Stock Issuance Plan

On June 15, 2016, the Board approved the 2016 Plan for officers, directors, and senior employees of the Company or any subsidiary of the Company. The maximum number of shares of common stock that may be issued under the 2016 Plan is 7,500,000 shares of which 531,361 remained available for issuance under the 2016 Plan as of October 31, 2025. The 2016 Plan consists of a Stock Issuance Program, under which eligible persons may, at the discretion of the Board, be issued shares of common stock directly, as a bonus for services rendered or to be rendered to the Company or any subsidiary of the Company. No shares of common stock were granted under the 2016 Plan during the year ended December 31, 2024.

2019 Stock Issuance Plan

On May 10, 2019, the Board approved the 2019 Plan for officers, directors, and senior employees of the Company or any subsidiary of the Company. The maximum number of shares of common stock that may be issued under the 2019 Plan is 15,000,000 shares of which 8,350,000 remained available for issuance under the 2019 Plan as of October 31, 2025. The 2019 Plan consists of a Stock Issuance Program, under which eligible persons may, at the discretion of the Board, be issued shares of common stock directly, as a bonus for services rendered or to be rendered to the Company or any subsidiary of the Company. During the year ended December 31, 2024, 150,000 shares were granted to a director under the 2019 Plan.

Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates. There were no outstanding equity awards at December 31, 2024.

Pay versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO Named Executive Officers and Company performance for the years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Net Income
2024	$756,635	$756,635	$536,690	$536,690	$240	$951,000
2023	$921,610	$971,610	$585,719	$606,719	$620	$4,805,000
2022	$805,323	$975,323	$466,632	$493,632	$340	$11,294,000

____________

(1)      The PEO for all years was Jun Ma. The non-PEO NEOs for all years were Jane Moen and Peter Castle.

(2)      The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)      To calculate the amounts of Compensation Actually Paid to the PEO in each of 2024, 2023 and 2022, the following adjustments were made to the PEO’s Summary Compensation Table Total for each respective year:

a.       Year 2024:

i.        None

b.       Year 2023:

i.        We added $50,000, reflecting, as of the applicable vesting date, the change in the fair value during 2023 of equity-based awards granted to the PEO before 2023 that vested during 2023.

c.       Year 2022:

i.        We added $120,000, reflecting the change in the fair value during 2022 of equity-based awards granted to the PEO before 2022 that were outstanding and unvested as of the end of 2022; and

ii.       We added $50,000, reflecting, as of the applicable vesting date, the change in the fair value during 2022 of equity-based awards granted to the PEO before 2022 that vested during 2022.

(4)      To calculate the amounts of Compensation Actually Paid, on average, to our non-PEO NEOs in each of 2024, 2023 and 2022, the following adjustments were made to the Average Summary Compensation Table Total for Non-PEO NEOs for each respective year:

a.       Year 2024:

i.        None

b.       Year 2023:

i.        We added $14,000, reflecting the change in the fair value during 2023 of equity-based awards granted to the non-PEO NEOs before 2023 that were outstanding and unvested as of the end of 2023; and

ii.       we added $7,000, reflecting, as of the applicable vesting date, the change in the fair value during 2023 of equity-based awards granted to the non-PEO NEOs before 2023 that vested during 2023.

c.       Year 2022:

i.        We added $24,000, reflecting the change in the fair value during 2022 of equity-based awards granted to the non-PEO NEOs before 2022 that were outstanding and unvested as of the end of 2022; and

ii.       We added $3,000, reflecting, as of the applicable vesting date, the change in the fair value during 2022 of equity-based awards granted to the non-PEO NEOs before 2022 that vested during 2022.

(5)      The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our common stock as of December 31, 2021, and then valued again on each of December 31, 2022, December 31, 2023 and December 31, 2024. Historical stock performance is not necessarily indicative of future stock performance.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2024, the Compensation Committee consisted of Joshua Markowitz, committee chair, and Behnam Movaseghi. Neither of these persons were officers or employees of the Company during the time they held positions on the committee, or, except as otherwise disclosed, had any relationship requiring disclosure herein.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions “Compensation Committee Report on Executive Compensation”, and “Audit Committee Report” will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. (the “NASD”). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied with all filing requirements applicable to them with respect to transactions during the year ended December 31, 2024.

Related Party Transactions

There were no transactions in which the Company or any of its subsidiaries was a participant, the amount involved exceeded the lesser of (i) $120,000 or (ii) 1% of the Company’s average total assets as of the end of its prior 2 fiscal years, and any Director, Director nominee, executive officer, or any of their immediate family members had a direct or indirect material interest reportable under applicable SEC rules, nor are there any such transactions currently proposed. The Vaso Corporate Code of Business Ethics prohibits employees from engaging in activity that may be a conflict of interest. Vaso’s Audit Committee has responsibility, under the Audit Committee’s Charter, to review, approve and monitor the Company’s code of ethics for its senior officers and review related party transactions for potential conflicts of interest.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation of our executive officers is established by the Compensation Committee of our Board, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee. The following report with respect to certain compensation paid or awarded to our executive officers during the year ended December 31, 2024, is furnished by the directors who comprised the Compensation Committee during 2024.

Compensation Discussion and Analysis

Executive Compensation Objectives

Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program generally includes a competitive base salary, bonuses and stock-based compensation. It is our belief that balancing cash and equity aligns executive compensation with shareholder interests. Compensation to our CEO for 2024 was determined pursuant to a prior contractual agreement, as amended.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. A copy of the Code of Business Conduct and Ethics will be provided to any person, without charge, upon request to (516) 997-4600 or to Investor Relations, Vaso Corporation 137 Commercial Street, Suite 200, Plainview, New York 11803. The Code of Business Conduct and Ethics is also available on our website www.vasocorporation.com. Amendments to the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, if any, will be posted on our website. We will disclose any waivers of provisions of our Code of Business Conduct and Ethics that apply to our directors and principal executive, financial and accounting officers by disclosing such information on a Current Report on Form 8-K.

Section 162(m) of the Internal Revenue Code

Generally, Section 162(m) denies deduction to any publicly held company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. The Compensation Committee and Board intend that the stock issued qualifies for the performance-based exclusion under Section 162(m). The Compensation Committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.

Respectfully submitted,

The Compensation Committee Joshua Markowitz, Chairman Behnam Movaseghi

AUDIT COMMITTEE REPORT

This is a report of the Audit Committee of our Board. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such act.

On December 31, 2024, our Audit Committee consisted of Edgar Rios (Chairman) and Behnam Movaseghi. The current members of the Audit Committee satisfy the applicable independence requirements. We intend to comply with future audit committee requirements as they become applicable to us. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Report on Form 10-K for the year ended December 31, 2024.

As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2024, with our independent auditors. The Audit Committee reviewed and discussed with UHY LLP, the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with the accounting principles generally accepted in the United States of America, their judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters required to be discussed by Auditing Standard No. 16, “Communication With Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received and reviewed the written disclosures and the letter from our prior auditors, UHY LLP as required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

The Audit Committee has also reviewed and discussed the fees paid to UHY LLP during the year ended December 31, 2024, for audit and non-audit services, which are set forth below under “Audit Fees” and has considered whether the provision of the non-audit services is compatible with maintaining UHY LLP’s independence and concluded that it is.

Respectfully submitted,

The Audit Committee Edgar Rios, Chairman Behnam Movaseghi

Independent auditor

UHY, LLP was our independent registered public accounting firm and performed the audits of our consolidated financial statements for the years ended December 31, 2024, and 2023. The following table sets forth all fees for such periods:

	2024	2023
Audit fees(1)	$377,095	$291,400
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$377,095	$291,400

____________

(1)      Audit fees consist of aggregate fees billed and to be billed for professional services rendered for the audit of our annual financial statements, review of the interim financial statements included in quarterly reports, and consents issued in connection with registration statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024 and 2023. Includes $114,000 and $31,400 in 2024 and 2023, respectively, for review of SEC filings associated with the Achari business combination.

The Audit Committee has adopted a policy that requires advance approval of all audits, audit-related, tax services, and other services performed by the Company’s independent auditor. Accordingly, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. In accordance with such policies, the Audit Committee approved all of the services relative to the above fees.

UHY, LLP is expected to be present at the Annual Meeting. UHY, LLP will not have the opportunity to make any statements, but they are expected to be available to respond to appropriate questions at the Annual Meeting.

FINANCIAL STATEMENTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024, has been provided to all stockholders as of the record date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The enclosed proxy is being solicited by the Board for use at the Annual Meeting. We will pay the cost of soliciting proxies in the accompanying form. In addition to use of the mail, proxies may be solicited by directors, officers and other employees of the Company, without additional compensation, in person or by telephone. The Company may, at its discretion, employ a professional solicitation firm with respect to items to be presented at the Annual Meeting. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. You can notify us by: sending a written request to Investor Relations, Vaso Corporation 137 Commercial Street, Suite 200, Plainview, NY 11803; calling us at (516) 997-4600; or emailing us at ir@vasocorporation.com if (i) you wish to receive a separate copy of an annual report or proxy statement for this meeting; (ii) you would like to receive separate copies of those materials for future meetings; or (iii) you are sharing an address and you wish to request delivery of a single copy of annual reports or proxy statements if you are now receiving multiple copies of annual reports or proxy statements.

Stockholder Proposals for 2026 Annual Meeting

Shareholder proposals intended to be considered for inclusion in the Company’s Proxy Statement and form of proxy for the 2026 Annual Meeting must be received by the Company’s Secretary at the Company’s registered address at 137 Commercial Street, Suite 200, Plainview, NY 11803 no later than July 8, 2026 and must satisfy the other requirements of the Bylaws and Rule 14a-8 under the Exchange Act. Any shareholder proposal not received by July 8, 2026 will be considered untimely. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 16, 2026. In the event that any other matters are properly brought before the Annual Meeting, and for which the Company did not receive notice at least 45 days prior to the date of mailing of this Proxy Statement, any proxy given pursuant to this solicitation will be voted in the discretion of the proxyholders named on the proxy card, as permitted by the Securities Exchange Act of 1934, as amended.

The presiding officer of the Annual Meeting may refuse to permit any proposal to be made at an Annual Meeting by a shareholder who has not complied with all of the governing Bylaws procedures and SEC requirements, including receipt of the required notice by the corporate secretary for the Company by the date specified. If a shareholder proposal is received by the Company after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2026 Annual Meeting of shareholders, the proxies appointed by the Company may exercise discretionary authority when voting on such proposal. If the date of our next Annual Meeting is advanced or delayed more than 30 days from the anniversary of the 2025 Annual Meeting, we will promptly inform you of the change of the Annual Meeting and the date by which shareholder proposals must be received.

EXHIBIT A

ANNUAL MEETING RULES OF CONDUCT AND PROCEDURE

In fairness to all shareholders in attendance, and in the interest of conducting an orderly and fair meeting, we require that you honor the following rules of conduct and procedure:

1.      The recording of any aspect of the Annual Meeting is prohibited. Attendance at the Annual Meeting, including by observation or listening to the meeting, is limited to shareholders and guests of the corporation.

2.      The only business to be conducted at the meeting will consist of the action items specified in the notice of the meeting.

3.      Only shareholders of record or their duly appointed proxy holders may address the meeting.

4.      Following adjournment of the formal business of the meeting, shareholders will be permitted to ask general questions about the corporation and its business. All questions and comments should be directed to the chairperson of the meeting. You may address the meeting only after you have been recognized by the chairperson. The following rules will apply to the Q&A portion of the meeting:

a.      Upon being recognized by the Chair of the meeting, please state your name clearly, your status as a stockholder or a proxy holder and present your question or comment.

b.      Each speaker is limited to a total of no more than two questions or comments, no more than one of which may be on any single topic, and each of which must be no more than one minute in length.

c.      Please permit each speaker the courtesy of concluding his or her question and the answer provided by the Corporation without interruption.

d.      If more questions are presented than time permits to be answered in the time allotted for questions, only questions received and reasonably answerable within the timeframe provided for the Q&A session will be answered.

5.      The constructive questions of all stockholders are welcome. However, the purpose of the meeting will be observed, and the chairperson or secretary will stop questions that:

•        are in the nature of comments or statements, as opposed to an actual question;

•        are irrelevant to the business of the company or the conduct of its operations;

•        relate to confidential matters;

•        relate to pending or threatened litigation;

•        are derogatory references that are not in good taste;

•        are unduly prolonged (longer than one minute);

•        are substantially repetitious of questions asked by other stockholders; or

•        relate to personal grievances or are in furtherance of the personal or business interests of a shareholder.

Thank you for your cooperation.

A-1

VASO CORPORATION 137 COMMERCIAL STREET SUITE 200 PLAINVIEW, NY 11803 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80687-P39890 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VASO CORPORATION The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors. Nominees: To serve until the Annual Meeting of Stockholders in 2028: 01) Behnam Movaseghi 02) Jane Moen 03) Leon Dembo For All Withhold All For All Except ual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers. The Board of Directors recommends you vote 3 YEARS on the following proposal: 3. To establish, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please indicate if you plan to attend this meeting Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain 1 Year 2 Years 3 Years Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. VASO CORPORATION BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING DECEMBER 17, 2025 10:00 AM The undersigned hereby appoints Edgar Rios and Jonathan Newton, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in Vaso Corporation, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held at 10:00 A.M. Eastern Time, on December 17, 2025, at the Lever House, 390 Park Avenue, Third Floor, New York, NY 10022, and any adjournment thereof. THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH HEREIN. Continued and to be signed on reverse side V80688-P39890